Omnibus Incentive Compensation Plan	12 Months Ended
Dec. 31, 2024
Share-Based Payment Arrangement [Abstract]
Omnibus Incentive Compensation Plan

15. Omnibus Incentive Compensation Plan

In connection with the Conversion, on the Effective Date, the board of directors of the Company adopted an amendment and restatement of the Plan to reflect the effects of the Conversion and all the treasury units were converted to treasury shares.

In January 2024, the board of directors adopted an amended and restated Plan and reserved for issuance a maximum number of 3,300,000 restricted common shares. On January 25, 2024, 1,100,000 common units of the 3,300,000 restricted common units were issued and recognized under treasury shares.

In January 2022, the board of directors adopted an amended and restated Compensation Plan (the “Plan”), to reserve for issuance a maximum number of 750,000 restricted common shares. As a result, the total number of restricted common shares reserved and issued was 1,045,000. On March 18, 2022, the Company awarded 743,800 unvested shares to Employees and Non-Employees with a grant-date fair value of $15.18 per share. Awards granted to certain Employees and Non-Employees would vest in three equal installments. One third of the shares awarded, namely 247,934, 247,933 and 247,933 shares vested on December 31, 2024, 2023 and 2022. On December 30, 2022, the Company awarded 1,969 unvested shares with a grant-date fair value of $13.65 per share. The shares were fully vested on December 31, 2022. On March 8, 2024, the Company awarded 96,104 unvested shares to Employees and Non-Employees with a grant-date fair value of $17.45 per share. The shares were fully vested on the same date. On December 31, 2024, the Company awarded 82,066 unvested shares to Employees and Non-Employees with a grant-date fair value of $18.36 per share. The shares were fully vested on the same date.

The unvested shares accrue distributions as declared and paid, which distributions are retained by the custodian of the Plan until the vesting date at which time they are payable to the grantee. As unvested share grantees accrue distributions on awards that are expected to vest, such distributions are charged to Company’ capital. As of December 31, 2024, the unvested shares accrued $200 of distributions.

There were no forfeitures of awards during the years ended December 31, 2024 and 2023. The Company estimated the forfeitures of unvested shares to be immaterial.

For the years ended December 31, 2024, 2023 and 2022 the equity compensation expense included in “General and administrative expenses” in the consolidated statements of comprehensive income was $6,918, $3,786 and $3,790, respectively. The Company uses the straight-line method to recognize the cost of the awards.

The following table contains details of Company’s plan:

	Equity compensation plan
Unvested Shares	Shares	Value
Unvested on January 1, 2023	495,867	7,528
Granted	—	—
Vested	(247,933)	(3,759)
Unvested on December 31, 2023	247,934	$3,769
Granted	178,170	3,149
Vested	(426,104)	(6,918)
Unvested on December 31, 2024	—	$—